UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2007
Date of Report (Date of earliest event reported)

GLOBALPAYNET HOLDINGS, INC.
(Exact name of registrant as specified in charter)

NEVADA	000-51769	98-0458087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110-174 Wilson Street, Victoria BC V9A 7N7
(Address of principal executive offices)

(250) 294-0101
(Registrant’s Telephone Number, including Area Code)

SPECTRE TECHNOLOGY CORP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On September 28, 2007, the Board of Directors of GlobalPayNet Holdings, Inc. (the “Company”) approved the issuance of 1,000,000 shares of its Class A Preferred Stock, par value $0.001 per share (the “Class A Preferred”) to Alain Ghiai, the Company’s President, Chief Executive Officer and Director.  The Company received no cash proceeds from the issuance of the shares to Mr. Ghiai.  A full description of the rights, preferences and privileges of the Class A Preferred and its effect on the Company’s common stock is included in Items 3.03 and 5.03 of this Report and on Exhibit 3.1 hereto, which is incorporated by reference herein.  The shares of Class A Preferred Stock were issued to Mr. Ghiai (an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended) in reliance on the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

As described in Items 3.02 and 5.03, on September 28, 2007, the Company’s Board of Directors designated 1,000,000 shares of Class A Preferred Stock, and also approved the issuance of all 1,000,000 shares of Class A Preferred to Mr. Ghiai.  The terms of the Class A Preferred Stock include a provision that effectively grants holders of shares of Class A Preferred Stock approval rights to any matter requiring shareholder vote.  For example, if a particular matter requires the approval of a simple majority of the holders of the Company’s outstanding stock, holders of the Class A Preferred Stock would control 51% of the vote, and if a particular matter before the shareholders requires the approval of a supermajority of the holders of the Company’s outstanding stock, holders of the Class A Preferred Stock would control 76% of the vote, in each case automatically and without any further action required by either the holders of the Class A Preferred Stock or by the Board of Directors.  A full description of the rights, preferences and privileges of the Class A Preferred and its effect on the Company’s common stock is included in Items 3.03 and 5.03 of this Report and on Exhibit 3.1 hereto, which is incorporated by reference herein.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On September 28, 2007, the Company’s Board of Directors approved a Certificate of Designation for the purpose of amending its Articles of Incorporation to fix the rights, powers, preferences and privileges of the Company’s Class A Preferred Stock.  A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

IITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits.

The following exhibits are filed with this Report on Form 8-K:

Exhibit	Description

3.1	Certificate of Designation of Class A Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALPAYNET HOLDINGS, INC.

Date: October 4, 2007	By:	/s/ Alain Ghiai
Alain Ghiai
Chief Executive Officer, President

Exhibit Index

Exhibit	Description

3.1	Certificate of Designation of Class A Preferred Stock

4